UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 16, 2021
Date of Report (Date of earliest event reported)

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Edgewater Dr.
Suite 306
Wakefield, Massachusetts 01880
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.     Entry into a Material Definitive Agreement
Separation Agreements
On July 16, 2021, in connection with the previously announced Separation (as defined below), N-able, Inc. (the “Company”) entered into a Separation and Distribution Agreement with SolarWinds Corporation (“SolarWinds”), pursuant to which SolarWinds agreed to transfer its MSP business (now known as the N-able business) to the Company (the “Separation”) and distribute all of the outstanding shares of common stock of the Company owned by SolarWinds to the holders of SolarWinds stock in a tax-free distribution (the “Distribution”). The Distribution was effectuated as of 11:59 p.m., New York City time, on July 19, 2021 (the “Effective Time”) to shareholders of SolarWinds as of the close of business on July 12, 2021. As a result of the Distribution, the Company is now an independent publicly traded company and its common stock is listed on the New York Stock Exchange under the symbol “NABL.”
In connection with the Separation and Distribution, on July 16, 2021, the Company entered into various agreements with SolarWinds contemplated by the Separation and Distribution Agreement to provide a framework for the Company’s relationship with SolarWinds after the Separation and Distribution, including the following agreements:
•Transition Services Agreement, dated as of July 16, 2021;
•Tax Matters Agreement, dated as of July 16, 2021;
•Employee Matters Agreement, dated as of July 16, 2021;
•Intellectual Property Matters Agreement, dated as of July 16, 2021;
•Trademark License Agreement, dated as of July 16, 2021; and
•Software Cross-License Agreement, dated as of July 16, 2021.
Summaries of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Matters Agreement, Trademark License Agreement and Software Cross-License Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions” of the Company’s information statement, dated July 12, 2021 (the “Information Statement”), which was furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 12, 2021, and are incorporated herein by reference. The descriptions of these agreements contained therein and herein do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the full text of these agreements, which are attached hereto as Exhibits 2.1 (Separation and Distribution Agreement), 10.1 (Transition Services Agreement), 10.2 (Tax Matters Agreement), 10.3 (Employee Matters Agreement), 10.4 (Intellectual Property Matters Agreement), 10.5 (Trademark License Agreement) and 10.6 (Software Cross-License Agreement), respectively, each of which is incorporated herein by reference.
In connection with the Separation and Distribution, on July 19, 2021, the Company entered into the following agreements with the Sponsors (as defined below) to provide a framework for the Company’s relationship with the Sponsors after the Separation and Distribution:
•Stockholders’ Agreement, dated as of July 19, 2021; and
•Registration Rights Agreement, dated as of July 19, 2021.

Summaries of the Stockholders’ Agreement and Registration Rights Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions” of the Information Statement, which was furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the Commission on July 12, 2021, and are incorporated herein by reference. The descriptions of these agreements contained therein and herein do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the full text of these agreements, which are attached hereto as Exhibits 4.1 (Stockholders’ Agreement) and 4.2 (Registration Rights Agreement), respectively, each of which is incorporated herein by reference. The term “Silver Lake Funds” refers to Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., and SLP Aurora Co-Invest, L.P., and the term “Silver Lake” refers to Silver Lake Group, L.L.C., the ultimate general partner of the Silver Lake Funds. The term “Thoma Bravo Funds” refers to Thoma Bravo Fund XI, L.P., Thoma Bravo Fund XI-A, L.P., Thoma Bravo Fund XII, L.P., Thoma Bravo Fund XII-A, L.P., Thoma Bravo Executive Fund XI, L.P., Thoma Bravo Executive Fund XII, L.P., Thoma Bravo Executive Fund XII-a, L.P., Thoma Bravo Special Opportunities Fund II, L.P. and Thoma Bravo Special Opportunities Fund II-A, L.P., and the term “Thoma Bravo” refers to Thoma Bravo, L.P., the ultimate general partner of the Thoma Bravo Funds. The term “Sponsors” refers collectively to Silver Lake and Thoma Bravo, together with the Silver Lake Funds and the Thoma Bravo Funds and, as applicable, their co-investors.

Credit Facilities
In connection with the Separation and Distribution, on July 19, 2021, certain subsidiaries of the Company entered into a credit agreement with JPMorgan Chase, Bank, N.A. as administrative agent and collateral agent and the lenders from time to time party thereto, or the Credit Agreement. The Credit Agreement provides for $410.0 million of first lien secured credit facilities, or the Credit Facilities, consisting of a $60.0 million revolving credit facility, or the Revolving Facility, and a $350.0 million term loan facility, or the Term Loan. The Company expects to use the proceeds from the Term Loan primarily to repay indebtedness owing to, or to make a distribution to, SolarWinds Holdings, Inc. and its affiliates. The Revolving Facility shall primarily be available for general corporate purposes.
Summaries of the Revolving Facility, Term Loan and Credit Agreement can be found in the section entitled “Description of Indebtedness” of the Information Statement, which is incorporated herein by reference. The descriptions of the Credit Agreement and the Credit Facilities contained herein and therein are qualified in their entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.7, which is incorporated herein by reference.
Item 2.01.     Completion of the Acquisition or Disposition of Assets
The information set forth in Item 1.01 is incorporated herein by reference.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 related to the Revolving Facility, the Term Loan and the Credit Agreement is incorporated by reference into this Item 2.03.
Item 5.01.     Changes in Control of Registrant
The Distribution described in the Information Statement was consummated on July 19, 2021.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Directors
On July 16, 2021, the Board of Directors of the Company (the “Board”) was expanded and re-constituted to consist of Mike Bingle, William Bock, Michael Hoffmann, Daryl Lewis, Cam McMartin, Kristin Nimsger, John Pagliuca and Michael Widmann. In connection with such changes, as of such date, Jason Bliss and J. Barton Kalsu resigned from their positions as members of the Board. In addition, as previously announced, as of and following the Effective Time, William Bock will serve as Chairman of the Board and the composition of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board is as follows:

Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Cam McMartin (Chair) William Bock Daryl Lewis	William Bock (Chair) Michael Hoffmann Michael Widmann	Mike Bingle (Chair) Cam McMartin Kristin Nimsger
Biographical information of the Company’s directors can be found in the Information Statement under the section entitled “Management—Board of Directors,” which is incorporated herein by reference.

Executive Officers
Following the Effective Time, and as previously announced, the officers of the Company are the following:

Name	Position
John Pagliuca	President, Chief Executive Officer and Director
Tim O’Brien	Executive Vice President, Chief Financial Officer
Mike Adler	Executive Vice President, Chief Technology and Product Officer
Peter C. Anastos	Executive Vice President, General Counsel
Frank Colletti	Executive Vice President, Worldwide Sales
Kathleen Pai	Executive Vice President, Chief People Officer
Biographical information regarding the officers of the Company can be found in the Information Statement under the section entitled “Management—Executive Officers,” which is incorporated herein by reference.
In connection with their new positions, on July 19, 2021, the Company entered into new employment agreements with Mr. Pagliuca, Mr. Colletti and Ms. Pai that supersede their previous employment agreements with SolarWinds. Descriptions of the terms of the employment agreements can be found in the Information Statement under the section entitled “Executive Compensation—Compensatory Arrangements for Certain Executive Officers,” and are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.8, 10.9 and 10.10, respectively, each of which is incorporated herein by reference.
Indemnification Agreements
In connection with their appointment to the Board and the Separation and Distribution, each director of the Company entered into an Indemnification Agreement with the Company, the form of which is filed as Exhibit 10.11 hereto and is incorporated herein by reference.
Adoption of N-able, Inc. 2021 Equity Incentive Plan
In connection with the Separation and Distribution, the N-able, Inc. 2021 Equity Incentive Plan (the “Equity Plan”) became effective as of the Effective Time following its approval and adoption by the Board and the Company’s sole stockholder. A summary of the 2021 Plan can be found in the Company’s Information Statement under the section entitled “Executive Compensation—Benefit Plans,” which is incorporated herein by reference. The description of the 2021 Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the 2021 Plan, filed as Exhibit 10.12 hereto, which is incorporated herein by reference.
Adoption of N-able, Inc. 2021 Employee Stock Purchase Plan
In connection with the Separation and Distribution, the N-able, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) became effective as of the Effective Time following its approval and adoption by the Board and the Company’s sole stockholder. A summary of the ESPP can be found in the Company’s Information Statement under the section entitled “Executive Compensation—Benefit Plans,” which is incorporated herein by reference. The description of the ESPP set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the ESPP, filed as Exhibit 10.13 hereto, which is incorporated herein by reference.
Approval of N-Able, Inc. Bonus Plan
In connection with the Separation and Distribution, the N-able, Inc. Bonus Plan (the “Bonus Plan”) became effective as of the Effective Time following its approval and adoption by the Board. A summary of the Bonus Plan can be found in the Company’s Information Statement under the section entitled “Executive Compensation—Benefit Plans,” which is incorporated herein by reference. The description of the Bonus Plan set forth under this Item 5.02 is qualified in its entirety by reference to the full text of the Bonus Plan, filed as Exhibit 10.14 hereto, which is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 16, 2021, the Company amended and restated its Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) and its Bylaws (the “Amended and Restated Bylaws”). In addition to the provisions described in the Information Statement, the Amended and Restated Articles of Incorporation effected a reclassification of the Company’s common stock so that its outstanding common stock was reclassified into an aggregate of 158,231,020 shares of common stock. A description of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws can be found in the Company’s Information Statement under the section entitled “Description of Capital Stock,” which is incorporated herein by reference. The descriptions contained therein and herein are qualified in their entirety by reference to the full text of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.
Item 8.01.     Other Events
On July 20, 2021, the Company and SolarWinds issued a joint press release announcing the completion of the Separation and Distribution and the commencement of the Company’s existence as an independent publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in Exhibit 99.2 to this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
In addition, on July 19, 2021, prior to the completion of the Distribution, the Company closed the previously announced private placement of 20,623,282 shares of common stock at a purchase price of $10.91 per share (the “Private Placement”) in a transaction exempt from registration under the Securities Act. In consideration of the shares of common stock issued in the Private Placement, the Company received gross proceeds of approximately $225 million before deducting placement agent fees and other transaction-related expenses payable by the Company. N-able will not retain any of the approximately $216.0 million of net proceeds of the Private Placement.
In connection with the closing of the Private Placement and the Term Loan, on July 19, 2021, prior to the completion of the Distribution, the Company distributed approximately $216.0 million, representing the net proceeds from the Private Placement, and approximately $16.5 million, representing the net proceeds from the Term Loan, to SolarWinds. In addition, as contemplated by the Separation and Distribution Agreement, any cash in excess of $50.0 million will be distributed by the Company to SolarWinds within 30 days of the date of the Distribution.

Item 9.01.     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Separation and Distribution Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

3.1	Amended and Restated Articles of Incorporation of N-able, Inc., dated as of July 16, 2021

3.2	Amended and Restated Bylaws of N-able, Inc., dated as of July 16, 2021

4.1	Stockholders' Agreement, dated as of July 19, 2021, by and among N-able, Inc. and the stockholders' named therein

4.2	Registration Rights Agreement, dated as of July 19, 2021, by and among N-able, Inc. and the stockholders' named therein

10.1	Transition Services Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.2	Tax Matters Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.3	Employee Matters Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.4	Intellectual Property Matters Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.5	Trademark License Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.6	Software Cross-License Agreement, dated as of July 16, 2021, by and between SolarWinds Corporation and N-able, Inc.

10.7
Credit Agreement, dated as of July 19, 2021, among N-able International Holdings I, LLC, N-able International Holdings II, LLC, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and an issuing bank

10.8	Employment Agreement, dated as of July 19, 2021, by and between N-able Technologies, Inc. and John Pagliuca

10.9	Employment Agreement, dated as of July 19, 2021, by and between N-able Solutions ULC and Frank Colletti

10.10	Employment Agreement, dated as of July 19, 2021, by and between N-able Technologies, Inc. and Kathleen Pai

10.11	Form of Indemnification Agreement of N-able, Inc.

10.12
N-able, Inc. 2021 Equity Incentive Plan and form of agreements thereunder (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Commission on July 17, 2021).

10.13	N-able, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Commission on July 17, 2021).

10.14	N-able, Inc. Bonus Plan

99.1	Joint Press Release issued by N-able, Inc.and SolarWinds Corporation, dated July 20, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-ABLE, INC.
Dated:	July 20, 2021	By:	/s/ John Pagliuca
John Pagliuca
Chief Executive Officer and President